ASSIGNMENT AGREEMENT
                            (Livingston, New Jersey)

     THIS ASSIGNMENT AGREEMENT made the 3rd day of July, 1996, by and between CareMatrix of Massachusetts, Inc. (f/k/a CareMatrix Corporation), a Delaware corporation ("Assignor"), and Chancellor of Massachusetts, Inc., a Delaware corporation ("Assignee") .

                                   WITNESSETH

     WHEREAS, Assignor is negotiating a Purchase Agreement (the "Purchase Agreement") relating to a certain parcel of land located in Livingston, New Jersey (the "Land");

     WHEREAS, Assignor intends to develop the Land for an assisted/independent living facility consisting of approximately one hundred eighteen (118) units (the "Project");

     WHEREAS, upon the completion of construction of the Project, Assignor intends to provide operational management services for the Project; and

     WHEREAS, upon execution of the Purchase Agreement, Assignor desires to assign its rights and obligations under the Purchase Agreement to Assignee, and Assignee desires to assume such rights and obligations.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Upon execution of the Purchase Agreement, Assignor hereby agrees to assign, set over and transfer unto Assignee to have and to hold from and after such date, all of the right, title and interest of Assignor in, to and under the Purchase Agreement, and Assignee agrees to accept such assignment and to assume and agree with Assignor, to perform and comply with and to be bound by all of the terms, covenants, agreements, provisions and conditions of the Purchase Agreement on the part of Assignor thereunder to be performed on and after such assignment, in the same manner and with the same force and effect as if Assignee had originally executed the Purchase Agreement.

     2. Assignor and Assignee agree that Assignor shall act as developer of the Project pursuant to a turnkey development agreement in form and substance reasonably satisfactory to each of Assignor and Assignee.

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     3.   Assignor and Assignee agree that Assignor shall, upon completion of construction of the Project, provide operational management services for the Project pursuant to a management agreement in form and substance reasonably satisfactory to each of Assignor and Assignee.

     4. Assignor agrees to indemnify and hold harmless Assignee from and against any and all Claims (as defined in paragraph 6 hereof) accruing or arising under the Purchase Agreement on or before the date of such assignment.

     5. Assignee agrees to indemnify and hold harmless Assignor from and against any and all Claims accruing or arising under the Purchase Agreement after the date of such assignment.

     6. For the purposes of this Agreement, the term "Claims" means all costs, claims, obligations, damages, penalties, losses, injuries, liabilities and expenses (including, without limitation, reasonable legal fees and expenses).

     7. This Agreement (i) shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, (ii) shall be governed by the laws of the Commonwealth of Massachusetts, and (iii) may not be modified orally, but only by a writing signed by both parties hereto.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date and year first above written.

                                    ASSIGNOR:

                                    CAREMATRIX OF MASSACHUSETTS, INC.

                                    By:  /s/ James M. Clary
                                       -------------------------------------
                                       Name: James M. Clary
                                       Title:

                                    ASSIGNEE:
                                    CHANCELLOR OF MASSACHUSETTS, INC.

                                    By:  /s/ James M. Clary
                                       -------------------------------------
                                       Name: James M. Clary
                                       Title: